Exhibit 99

2013
Statistical Supplement

Shelee M. T. Kimura
Manager, Investor Relations and Strategic Planning
Phone: 808-543-7384
Fax: 808-203-1164
E-mail: skimura@hei.com

Hawaiian Electric Industries, Inc.
2013 Statistical Supplement

i

Forward-Looking Statements
This report and other presentations made by Hawaiian Electric Industries, Inc. (HEI) and Hawaiian Electric Company, Inc. (Hawaiian Electric) and their subsidiaries contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries (collectively, the Company), the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Risks, uncertainties and other important factors that could cause actual results to differ materially from those described in forward-looking statements and from historical results include, but are not limited to, the following:

•
international, national and local economic conditions, including the state of the Hawaii tourism, defense and construction industries, the strength or weakness of the Hawaii and continental U.S. real estate markets (including the fair value and/or the actual performance of collateral underlying loans held by American Savings Bank, F.S.B. (ASB), which could result in higher loan loss provisions and write-offs), decisions concerning the extent of the presence of the federal government and military in Hawaii, the implications and potential impacts of U.S. and foreign capital and credit market conditions and federal, state and international responses to those conditions, and the potential impacts of global developments (including global economic conditions and uncertainties, unrest, ongoing conflicts in North Africa and the Middle East, terrorist acts and potential conflict or crisis with North Korea or Iran);

•	the effects of future actions or inaction of the U.S. government or related agencies, including those related to the U.S. debt ceiling and monetary policy;

•
weather and natural disasters (e.g., hurricanes, earthquakes, tsunamis, lightning strikes and the potential effects of climate change, such as more severe storms and rising sea levels), including their impact on Company operations and the economy;

•	the timing and extent of changes in interest rates and the shape of the yield curve;

•
the ability of the Company to access credit markets to obtain commercial paper and other short-term and long-term debt financing (including lines of credit) and to access capital markets to issue HEI common stock under volatile and challenging market conditions, and the cost of such financings, if available;

•	the risks inherent in changes in the value of the Company’s pension and other retirement plan assets and ASB’s securities available for sale;

•	changes in laws, regulations, market conditions and other factors that result in changes in assumptions used to calculate retirement benefits costs and funding requirements;

•	the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act) and of the rules and regulations that the Dodd-Frank Act requires to be promulgated;

•
increasing competition in the banking industry (e.g., increased price competition for deposits, or an outflow of deposits to alternative investments, which may have an adverse impact on ASB’s cost of funds);

•
the implementation of the Energy Agreement with the State of Hawaii and Consumer Advocate (Energy Agreement), setting forth the goals and objectives of a Hawaii Clean Energy Initiative (HCEI), and the fulfillment by the electric utilities of their commitments under the Energy Agreement (given the Public Utilities Commission of the State of Hawaii (PUC) approvals needed; the PUC’s potential delay in considering (and potential disapproval of actual or proposed) HCEI-related costs; reliance by the Company on outside parties such as the state, independent power producers (IPPs) and developers; potential changes in political support for the HCEI; and uncertainties surrounding wind power, proposed undersea cables, biofuels, environmental assessments and the impacts of implementation of the HCEI on future costs of electricity);

•
capacity and supply constraints or difficulties, especially if generating units (utility-owned or IPP-owned) fail or measures such as demand-side management (DSM), distributed generation, combined heat and power or other firm capacity supply-side resources fall short of achieving their forecasted benefits or are otherwise insufficient to reduce or meet peak demand;

•	fuel oil price changes, delivery of adequate fuel by suppliers and the continued availability to the electric utilities of their energy cost adjustment clauses (ECACs);

•
the continued availability to the electric utilities of other cost recovery mechanisms, including the purchased power adjustment clauses (PPACs), revenue adjustment mechanisms (RAMs) and pension and postretirement benefits other than pensions (OPEB) tracking mechanisms, and the continued decoupling of revenues from sales;

•	the impact of fuel price volatility on customer satisfaction and political and regulatory support for the Utilities;

ii

•
the risks associated with increasing reliance on renewable energy, as contemplated under the Energy Agreement, including the availability and cost of non-fossil fuel supplies for renewable energy generation and the operational impacts of adding intermittent sources of renewable energy to the electric grid;

•	the ability of IPPs to deliver the firm capacity anticipated in their power purchase agreements (PPAs);

•	the ability of the electric utilities to negotiate, periodically, favorable agreements for significant resources such as fuel supply contracts and collective bargaining agreements;

•	new technological developments that could affect the operations and prospects of HEI, ASB and Hawaiian Electric and their subsidiaries or their competitors;

•
cyber security risks and the potential for cyber incidents, including potential incidents at HEI, ASB and Hawaiian Electric and their subsidiaries (including at ASB branches and electric utility plants) and incidents at data processing centers they use, to the extent not prevented by intrusion detection and prevention systems, anti-virus software, firewalls and other general information technology controls;

•
federal, state, county and international governmental and regulatory actions, such as existing, new and changes in laws, rules and regulations applicable to HEI, Hawaiian Electric, ASB and their subsidiaries (including changes in taxation, increases in capital requirements, regulatory changes resulting from the HCEI, environmental laws and regulations (including resulting compliance costs and risks of fines and penalties and/or liabilities), the regulation of greenhouse gas (GHG) emissions, governmental fees and assessments (such as Federal Deposit Insurance Corporation assessments), and potential carbon “cap and trade” legislation that may fundamentally alter costs to produce electricity and accelerate the move to renewable generation);

•
decisions by the PUC in rate cases and other proceedings (including the risks of delays in the timing of decisions, adverse changes in final decisions from interim decisions and the disallowance of project costs as a result of adverse regulatory audit reports or otherwise);

•
decisions by the PUC and by other agencies and courts on land use, environmental and other permitting issues (such as required corrective actions, restrictions and penalties that may arise, such as with respect to environmental conditions or renewable portfolio standards (RPS));

•
potential enforcement actions by the Office of the Comptroller of the Currency, the Federal Reserve Board (FRB), the Federal Deposit Insurance Corporation (FDIC) and/or other governmental authorities (such as consent orders, required corrective actions, restrictions and penalties that may arise, for example, with respect to compliance deficiencies under existing or new banking and consumer protection laws and regulations or with respect to capital adequacy);

•	the ability of the electric utilities to recover increasing costs and earn a reasonable return on capital investments not covered by revenue adjustment mechanisms;

•
the risks associated with the geographic concentration of HEI’s businesses and ASB’s loans, ASB’s concentration in a single product type (i.e., first mortgages) and ASB’s significant credit relationships (i.e., concentrations of large loans and/or credit lines with certain customers);

•
changes in accounting principles applicable to HEI, Hawaiian Electric, ASB and their subsidiaries, including the possible adoption of International Financial Reporting Standards or new U.S. accounting standards, the potential discontinuance of regulatory accounting and the effects of potentially required consolidation of variable interest entities (VIEs) or required capital lease accounting for PPAs with IPPs;

•	changes by securities rating agencies in their ratings of the securities of HEI and Hawaiian Electric and the results of financing efforts;

•	faster than expected loan prepayments that can cause an acceleration of the amortization of premiums on loans and investments and the impairment of mortgage-servicing assets of ASB;

•	changes in ASB’s loan portfolio credit profile and asset quality which may increase or decrease the required level of provision for loan losses, allowance for loan losses and charge-offs;

•	changes in ASB’s deposit cost or mix which may have an adverse impact on ASB’s cost of funds;

•	the final outcome of tax positions taken by HEI, Hawaiian Electric, ASB and their subsidiaries;

•
the risks of suffering losses and incurring liabilities that are uninsured (e.g., damages to the Utilities’ transmission and distribution system and losses from business interruption) or underinsured (e.g., losses not covered as a result of insurance deductibles or other exclusions or exceeding policy limits); and

•
other risks or uncertainties described elsewhere in other reports (e.g., Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K) previously and subsequently filed by HEI and/or Hawaiian Electric with the Securities and Exchange Commission (SEC).

Forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

iii

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009
(dollars in thousands, except per share amounts)
Results of operations
Revenues	$3,238,470	$3,374,995	$3,242,335	$2,664,982	$2,309,590
Net income for common stock	161,516	138,658	138,230	113,535	83,011
Basic earnings per common share	1.63	1.43	1.45	1.22	0.91
Diluted earnings per common share	1.62	1.42	1.44	1.21	0.91
Dividends per common share	1.24	1.24	1.24	1.24	1.24
Operating income (loss)
Electric utility	$245,513	$213,012	$215,134	$178,388	$169,671
Bank	87,057	88,433	91,601	92,588	31,764
Other	(17,151)	(17,249)	(17,039)	(14,765)	(13,771)
	$315,419	$284,196	$289,696	$256,211	$187,664
Assets [1]
Electric utility	$5,087,129	$5,108,793	$4,674,007	$4,287,745	$3,980,457
Bank	5,243,824	5,041,673	4,909,974	4,796,759	4,940,985
Other	9,091	(1,334)	10,496	2,905	3,560
	$10,340,044	$10,149,132	$9,594,477	$9,087,409	$8,925,002
Capital structure [1,2]
Short-term borrowings - other than bank	$105,482	$83,693	$68,821	$24,923	$41,989
Long-term debt, net - other than bank	1,492,945	1,422,872	1,340,070	1,364,942	1,364,815
Preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	1,727,070	1,593,865	1,528,706	1,480,394	1,438,405
	$3,359,790	$3,134,723	$2,971,890	$2,904,552	$2,879,502
Capital structure ratios [1,2]
Short-term borrowings - other than bank	3.2%	2.7%	2.3%	0.8%	1.5%
Long-term debt, net - other than bank	44.4	45.4	45.1	47.0	47.4
Preferred stock of subsidiaries	1.0	1.1	1.2	1.2	1.2
Common stock equity	51.4	50.8	51.4	51.0	49.9
	100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios
Market price to book value per common share [1]	153%	154%	166%	146%	134%
Price earnings ratio [3]	16.0x	17.6x	18.3x	18.7x	23.0x
Return on average common equity	9.7%	8.9%	9.2%	7.8%	5.9%
Indicated annual yield [1]	4.8%	4.9%	4.7%	5.4%	5.9%
Dividend payout ratio	76%	87%	86%	102%	137%
Full-time employees
Hawaiian Electric and its subsidiaries	2,764	2,658	2,518	2,317	2,297
ASB and its subsidiaries	1,159	1,170	1,096	1,075	1,119
Consolidated HEI	3,966	3,870	3,654	3,426	3,453
1 At December 31. The Company has revised its electric utilities’ previously issued financial statements to correct an error that resulted in the understatement of franchise taxes, net of tax benefits, that should have been recorded in years prior to 2008.

[2]	Excludes ASB's deposit liabilities and other borrowings.

[3]	Calculated using December 31 market price per common share divided by basic earnings per common share.
Note: This report should be read in conjunction with HEI’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009
(in thousands, except per share amounts)
Revenues
Electric utility	$2,980,172	$3,109,439	$2,978,690	$2,382,366	$2,035,009
Bank	258,147	265,539	264,407	282,693	274,719
Other	151	17	(762)	(77)	(138)
Total revenues	3,238,470	3,374,995	3,242,335	2,664,982	2,309,590
Expenses
Electric utility	2,734,659	2,896,427	2,763,556	2,203,978	1,865,338
Bank	171,090	177,106	172,806	190,105	242,955
Other	17,302	17,266	16,277	14,688	13,633
Total expenses	2,923,051	3,090,799	2,952,639	2,408,771	2,121,926
Operating income (loss)
Electric utility	245,513	213,012	215,134	178,388	169,671
Bank	87,057	88,433	91,601	92,588	31,764
Other	(17,151)	(17,249)	(17,039)	(14,765)	(13,771)
Total operating income	315,419	284,196	289,696	256,211	187,664
Interest expense, net - other than on deposit liabilities
and other bank borrowings	(75,479)	(78,151)	(82,106)	(81,538)	(76,330)
Allowance for borrowed funds used during construction	2,246	4,355	2,498	2,558	5,268
Allowance for equity funds used during construction	5,561	7,007	5,964	6,016	12,222
Income before income taxes	247,747	217,407	216,052	183,247	128,824
Income taxes	84,341	76,859	75,932	67,822	43,923
Net income	163,406	140,548	140,120	115,425	84,901
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$161,516	$138,658	$138,230	$113,535	$83,011
Basic earnings per common share	$1.63	$1.43	$1.45	$1.22	$0.91
Diluted earnings per common share	$1.62	$1.42	$1.44	$1.21	$0.91
Dividends per common share	$1.24	$1.24	$1.24	$1.24	$1.24
Weighted-average number of common shares outstanding	98,968	96,908	95,510	93,421	91,396
Adjusted weighted-average shares	99,623	97,338	95,820	93,693	91,516
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009
(in thousands)
Net income for common stock	$161,516	$138,658	$138,230	$113,535	$83,011
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) arising during the period, net of taxes	(13,686)	956	6,578	(1,196)	12,938
Less: reclassification adjustment for net realized
losses (gains) included in net income, net of taxes	(738)	(81)	(224)	—	28,596
Derivatives qualified as cash flow hedges:
Net unrealized holding losses arising during
the period, net of tax benefits	—	—	(8)	(1,169)	—
Less: reclassification adjustment to net income, net of tax benefits	235	236	181	—	—
Retirement benefit plans:
Net transition asset arising during the period, net of taxes	—	—	—	—	6,549
Prior service credit arising during the period, net of taxes	—	—	6,943	4,712	1,446
Net gains (losses) arising during the period, net of taxes	223,177	(99,159)	(130,191)	(44,626)	64,547
Less: amortization of transition obligation, prior service credit and net losses recognized during the period in net
periodic benefit cost, net of tax benefits	23,280	15,291	9,364	4,030	10,754
Less: reclassification adjustment for impact of D&Os
of the PUC included in regulatory assets, net of taxes	(222,595)	75,471	100,692	33,499	(75,756)
Other comprehensive income (loss), net of taxes	9,673	(7,286)	(6,665)	(4,750)	49,074
Comprehensive income attributable to Hawaiian Electric Industries, Inc.	$171,189	$131,372	$131,565	$108,785	$132,085
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31	2013	2012	2011	2010	2009
(in thousands)
ASSETS
Cash and cash equivalents	$220,036	$219,662	$270,265	$330,651	$503,922
Accounts receivable and unbilled revenues, net	346,785	362,823	344,322	266,996	241,116
Available-for-sale investment and mortgage-related securities	529,007	671,358	624,331	678,152	432,881
Investment in stock of Federal Home Loan Bank of Seattle	92,546	96,022	97,764	97,764	97,764
Loans receivable, net	4,115,415	3,763,238	3,652,419	3,497,729	3,670,493
Property, plant and equipment, net	3,858,947	3,594,829	3,334,501	3,165,918	3,088,611
Regulatory assets	575,924	864,596	669,389	478,330	426,862
Other [1]	519,194	494,414	519,296	489,679	381,163
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$10,340,044	$10,149,132	$9,594,477	$9,087,409	$8,925,002

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Accounts, interest and dividends payable	$239,047	$238,637	$241,217	$230,260	$186,994
Deposit liabilities	4,372,477	4,229,916	4,070,032	3,975,372	4,058,760
Short-term borrowings - other than bank	105,482	83,693	68,821	24,923	41,989
Other bank borrowings	244,514	195,926	233,229	237,319	297,628
Long-term debt, net - other than bank	1,492,945	1,422,872	1,340,070	1,364,942	1,364,815
Deferred income taxes	529,260	439,329	354,051	278,958	188,875
Regulatory liabilities	349,299	324,152	315,466	296,797	288,214
Contributions in aid of construction	432,894	405,520	356,203	335,364	321,544
Other [1]	812,763	1,180,929	1,052,389	828,787	703,485
Total liabilities	8,578,681	8,520,974	8,031,478	7,572,722	7,452,304
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Preferred stock	—	—	—	—	—
Common stock [1]	1,488,126	1,403,484	1,349,446	1,314,199	1,265,157
Retained earnings	255,694	216,804	198,397	178,667	180,970
Accumulated other comprehensive loss, net of tax benefits	(16,750)	(26,423)	(19,137)	(12,472)	(7,722)
Total shareholders' equity	1,727,070	1,593,865	1,528,706	1,480,394	1,438,405
Total liabilities and shareholders' equity	$10,340,044	$10,149,132	$9,594,477	$9,087,409	$8,925,002

[1]	Certain reclassifications have been made to prior years' financial statements to conform to the 2012 presentation, which did not affect previously reported results of operations.
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

				Accumulated
				other
	Common stock		Retained	comprehensive
(in thousands, except per share amounts)	Shares	Amount	earnings	income (loss)	Total
Balance, December 31, 2008	90,516	$1,231,629	$207,597	$(53,015)	$1,386,211
Net income for common stock	—	—	83,011	—	83,011
Other comprehensive income, net of taxes	—	—	—	49,074	49,074
Cumulative effect of adoption of a standard on other-
than-temporary impairment recognition, net of taxes	—	—	3,781	(3,781)	—
Issuance of common stock:
Dividend reinvestment and stock purchase plan	1,714	27,701	—	—	27,701
Retirement savings and other plans	291	4,771	—	—	4,771
Expenses and other, net	—	1,056	—	—	1,056
Common stock dividends	—	—	(113,419)	—	(113,419)
Balance, December 31, 2009	92,521	1,265,157	180,970	(7,722)	1,438,405
Net income for common stock	—	—	113,535	—	113,535
Other comprehensive loss, net of tax benefits	—	—	—	(4,750)	(4,750)
Issuance of common stock:
Dividend reinvestment and stock purchase plan	1,685	37,296	—	—	37,296
Retirement savings and other plans	485	8,934	—	—	8,934
Expenses and other, net	—	2,812	—	—	2,812
Common stock dividends	—	—	(115,838)	—	(115,838)
Balance, December 31, 2010	94,691	1,314,199	178,667	(12,472)	1,480,394
Net income for common stock	—	—	138,230	—	138,230
Other comprehensive loss, net of tax benefits	—	—	—	(6,665)	(6,665)
Issuance of common stock:
Dividend reinvestment and stock purchase plan	879	21,217	—	—	21,217
Retirement savings and other plans	468	10,318	—	—	10,318
Expenses and other, net	—	3,712	—	—	3,712
Common stock dividends	—	—	(118,500)	—	(118,500)
Balance, December 31, 2011	96,038	1,349,446	198,397	(19,137)	1,528,706
Net income for common stock	—	—	138,658	—	138,658
Other comprehensive loss, net of tax benefits	—	—	—	(7,286)	(7,286)
Issuance of common stock:
Dividend reinvestment and stock purchase plan	1,560	41,295	—	—	41,295
Retirement savings and other plans	330	8,196	—	—	8,196
Expenses and other, net	—	4,547	—	—	4,547
Dividend equivalents paid on equity-classified awards	—	—	(101)	—	(101)
Common stock dividends	—	—	(120,150)	—	(120,150)
Balance, December 31, 2012	97,928	1,403,484	216,804	(26,423)	1,593,865
Net income for common stock	—	—	161,516	—	161,516
Other comprehensive loss, net of tax benefits	—	—	—	9,673	9,673
Issuance of common stock:
Partial settlement of equity forward	1,300	33,409	—	—	33,409
Dividend reinvestment and stock purchase plan	1,612	41,692	—	—	41,692
Retirement savings and other plans	420	9,203	—	—	9,203
Expenses and other, net	—	338	—	—	338
Common stock dividends	—	—	(122,626)	—	(122,626)
Balance, December 31, 2013	101,260	$1,488,126	$255,694	$(16,750)	$1,727,070
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009

(in thousands)
Cash flows from operating activities
Net income	$163,406	$140,548	$140,120	$115,425	$84,901
Adjustments to reconcile net income
to net cash provided by operating activities
Depreciation of property, plant and equipment	160,061	150,389	148,152	154,523	151,282
Other amortization	4,667	7,958	19,318	4,605	5,389
Provision for loan losses	1,507	12,883	15,009	20,894	32,000
Impairment of utility assets	—	40,000	9,215	—	—
Loans receivable originated and purchased, held for sale	(249,022)	(519,622)	(267,656)	(360,527)	(443,843)
Proceeds from sale of loans receivable, held for sale	273,775	513,000	273,932	392,406	471,194
Net losses (gains) on sale of investment
and mortgage-related securities	(1,226)	(134)	(371)	—	32,034
Other-than-temporary impairment on
available-for-sale mortgage-related securities	—	—	—	—	15,444
Increase in deferred income taxes	80,399	90,848	79,444	97,791	12,787
Excess tax benefits from share-based payment arrangements	(430)	(61)	—	—	—
Allowance for equity funds used during construction	(5,561)	(7,007)	(5,964)	(6,016)	(12,222)
Change in cash overdraft	1,038	—	(2,688)	(141)	—
Changes in assets and liabilities
Decrease (increase) in accounts receivable
and unbilled revenues, net	16,038	(18,501)	(77,326)	(25,880)	59,550
Increase (decrease) in accounts,
interest and dividends payable	(23,153)	(39,738)	(34,480)	22,410	3,410
Change in other assets and liabilities	(94,353)	(136,021)	(46,339)	(74,773)	(127,458)
Net cash provided by operating activities	327,146	234,542	250,366	340,717	284,468
Cash flows from investing activities
Available-for-sale investment and mortgage-related
securities purchased	(112,654)	(243,633)	(361,876)	(714,552)	(297,864)
Principal repayments on available-for-sale investment
and mortgage-related securities	158,558	191,253	389,906	465,437	357,233
Proceeds from sale of available-for-sale investment
and mortgage-related securities	71,367	3,548	32,799	—	185,134
Net decrease (increase) in loans held for investment	(398,426)	(112,730)	(181,080)	118,892	484,960
Proceeds from sale of real estate
acquired in settlement of loans	9,212	11,336	8,020	5,967	1,555
Capital expenditures	(353,879)	(325,480)	(235,116)	(182,125)	(304,761)
Contributions in aid of construction	32,160	45,982	23,534	22,555	14,170
Other	29,902	2,677	(2,974)	5,092	1,199
Net cash provided by (used in) investing activities	$(563,760)	$(427,047)	$(326,787)	$(278,734)	$441,626
(Continued on next page)

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009

(in thousands)

Cash flows from financing activities
Net increase (decrease) in deposit liabilities	$142,561	$159,884	$94,660	$(83,388)	$(121,415)
Net increase (decrease) in short-term borrowings
with original maturities of three months or less	21,789	14,872	43,898	(17,066)	41,989
Net increase (decrease) in retail repurchase agreements	(1,418)	(37,291)	10,910	(60,308)	(3,829)
Proceeds from other bank borrowings	130,000	5,000	—	—	310,000
Repayments of other bank borrowings	(80,000)	(5,000)	(15,000)	—	(689,517)
Proceeds from issuance of long-term debt	286,000	457,000	125,000	—	153,186
Repayment of long-term debt	(216,000)	(375,500)	(150,000)	—	—
Excess tax benefits from share-based payment
arrangements	430	61	—	—	—
Net proceeds from issuance of common stock	55,086	23,613	15,979	22,706	15,329
Common stock dividends	(98,383)	(96,202)	(106,812)	(93,034)	(96,843)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)	(1,890)	(1,890)
Other	(1,187)	(2,645)	(710)	(2,274)	(12,617)
Net cash provided by (used in) financing activities	236,988	141,902	16,035	(235,254)	(405,607)
Net increase (decrease) in cash and cash equivalents	374	(50,603)	(60,386)	(173,271)	320,487
Cash and cash equivalents, January 1	219,662	270,265	330,651	503,922	183,435
Cash and cash equivalents, December 31	$220,036	$219,662	$270,265	$330,651	$503,922
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED CAPITAL STRUCTURE
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31	2013	2012	2011	2010	2009
(in thousands)
Short-term borrowings - other than bank [1]	$105,482	$83,693	$68,821	$24,923	$41,989
Long-term debt - other than bank [1]
Long-term debt of electric utility subsidiaries [2]	1,217,945	1,147,872	1,058,070	1,057,942	1,057,815
HEI, senior notes, 4.41% due 2016	75,000	75,000	75,000	—	—
HEI, senior notes, 5.67% due 2021	50,000	50,000	50,000	—	—
HEI, senior notes, 3.99% due 2023	50,000	—	—	—	—
HEI, medium-term notes, Series B 7.13%, paid in 2012	—	—	7,000	7,000	7,000
HEI, medium-term notes, Series C 6.51% due in 2014	100,000	100,000	100,000	100,000	100,000
HEI, medium-term notes, Series D 5.25% due in 2013	—	50,000	50,000	50,000	50,000
HEI, medium-term notes, Series D 4.23% paid in 2011	—	—	—	50,000	50,000
HEI, medium-term notes, Series D 6.141% paid in 2011	—	—	—	100,000	100,000
	1,492,945	1,422,872	1,340,070	1,364,942	1,364,815
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Preferred stock	—	—	—	—	—
Common stock	1,488,126	1,403,484	1,349,446	1,314,199	1,265,157
Retained earnings	255,694	216,804	198,397	178,667	180,970
Accumulated other comprehensive loss, net of tax benefits	(16,750)	(26,423)	(19,137)	(12,472)	(7,722)
	1,727,070	1,593,865	1,528,706	1,480,394	1,438,405
	$3,359,790	$3,134,723	$2,971,890	$2,904,552	$2,879,502

LONG-TERM DEBT MATURITIES
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

	2014	2015	2016	2017	2018	Thereafter	Total
(in thousands)
Long-term debt - other than bank [1]
Electric utilities	$11,400	$—	$—	$—	$50,000	$1,156,545	$1,217,945
HEI	100,000	—	75,000	—	—	100,000	275,000
	$111,400	$—	$75,000	$—	$50,000	$1,256,545	$1,492,945

[1]	Excludes deposit liabilities, other bank borrowings and intercompany borrowings.

[2]	See pages 14 and 15 for additional information.
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

GAAP EARNINGS AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009
(dollars in thousands)
Net income (loss) for common stock by company
Electric utilities
Hawaiian Electric	$81,519	$70,440	$55,370	$50,989	$53,621
Hawaii Electric Light	20,136	16,212	26,651	16,608	15,761
Maui Electric	21,277	12,627	17,974	9,012	10,224
Other subsidiaries	(3)	(3)	(9)	(20)	(160)
	122,929	99,276	99,986	76,589	79,446
ASB consolidated	57,534	58,637	59,843	58,456	21,767
HEI and other	(18,947)	(19,255)	(21,599)	(21,510)	(18,202)
Consolidated HEI	$161,516	$138,658	$138,230	$113,535	$83,011

Diluted earnings per common share	1.62	1.42	$1.44	$1.21	$0.91

Return on average common equity by company (simple average)
Electric utilities
Hawaiian Electric	8.0%	7.6%	6.4%	6.1%	6.7%
Hawaii Electric Light	7.4	5.9	9.7	6.5	6.8
Maui Electric	8.9	5.4	7.7	4.0	4.7
	8.0	6.9	7.3	5.8	6.4
ASB consolidated	11.3	11.9	12.2	11.9	4.5
Consolidated HEI	9.7%	8.9%	9.2%	7.8%	5.9%

NON-GAAP (CORE) EARNINGS AND RETURN ON AVERAGE COMMON EQUITY 1
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009
(dollars in millions, except per share amounts)
Core net income (loss)
Electric utility	$122.9	$123.7	$105.7	$76.6	$79.4
Bank	57.5	58.6	59.8	58.5	41.1
Other	(18.9)	(19.3)	(21.6)	(21.5)	(18.2)
Consolidated HEI	$161.5	$163.1	$143.9	$113.5	$102.3

Core diluted earnings per common share	$1.62	$1.68	$1.50	$1.21	$1.12

Adjusted return on average common equity (simple average)
Electric utility	8.0%	8.6%	7.7%	5.8%	6.4%
Bank	11.3	11.9	12.2	11.9	8.5
Consolidated HEI	9.7	10.4	9.6	7.8	7.2
Note: Columns may not foot due to rounding

[1]	See the reconciliation of GAAP to non-GAAP measures in the Appendix.

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013		2012	2011	2010		2009
(in thousands)
CAPITAL STRUCTURE [1]
Short-term borrowings	$—		$—	$—	$—		$—
Long-term debt, net, including current portion	1,217,945		1,147,872	1,058,070	1,057,942		1,057,815
Preferred stock	34,293		34,293	34,293	34,293		34,293
Common stock equity [2]	1,593,564		1,472,136	1,402,841	1,334,155		1,303,165
	$2,845,802		$2,654,301	$2,495,204	$2,426,390		$2,395,273
CAPITAL STRUCTURE RATIOS (%) [1]
Short-term borrowings	—		—	—	—		—
Long-term debt, net, including current portion	42.8		43.2	42.4	43.6		44.2
Preferred stock	1.2		1.3	1.4	1.4		1.4
Common stock equity	56.0		55.5	56.2	55.0		54.4
	100.0		100.0	100.0	100.0		100.0
KEY FINANCIAL RATIOS (%)
Ratio of earnings to fixed charges (SEC method)	3.72		3.37	3.52	2.88		2.99
Authorized return on rate base [3]
Hawaiian Electric	8.11		8.11	8.16	8.16		8.66
Hawaii Electric Light	8.31		8.31	8.33	8.33		9.14
Maui Electric	7.34		8.15	8.67	8.67		8.83
Earned rate-making return on simple average rate base [4]
Hawaiian Electric	7.24		8.23	6.83	5.93		6.12
Hawaii Electric Light	6.77		6.99	8.78	5.86		5.70
Maui Electric	7.25		5.99	7.07	4.86		4.99
Authorized return on simple average common equity [3]
Hawaiian Electric	10.00		10.00	10.00	10.00	[7]	10.70
Hawaii Electric Light	10.00		10.00	10.70	10.70		11.50
Maui Electric	9.00		10.00	10.70	10.70		10.94
Earned rate-making return on simple average common equity [5]
Hawaiian Electric	8.91		10.70	8.03	6.15		7.02
Hawaii Electric Light	7.46		7.79	10.85	6.24		6.89
Maui Electric	9.33		6.69	8.10	3.90		4.76
Book return on simple average common equity [6]
Hawaiian Electric	7.98		7.57	6.43	6.08		6.74
Hawaii Electric Light	7.41		5.90	9.68	6.51		6.84
Maui Electric	8.91		5.44	7.73	4.00		4.69

RATE BASE (in millions, simple average)
Hawaiian Electric	$1,668	[8]	$1,532	$1,401	$1,406		$1,276
Hawaii Electric Light	464	[8]	454	453	458		417
Maui Electric	421	[8]	400	385	382		386
	$2,553		$2,386	$2,239	$2,246		$2,079
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.1		3.1	3.2	3.5		3.8
Accumulated depreciation as percent of gross plant [1]	35.8		36.7	37.5	38.4		37.9
Weighted-average AFUDC rate	7.6		7.6	8.0	8.1		8.1

1	At December 31

2	Certain reclassifications have been made to prior years' financial statements to conform to the 2012 presentation, which did not affect previously reported results of operations.

3	Reflects latest final decision and order as of the end of the respective years.

4	Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.

5
Beginning in 2011, this calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates. Prior to 2011, it was based on average common equity on the balance sheet adjusted for items not included in determining electric rates.

6	Based on recorded net income divided by average common equity, simple average method.

7	Represents the authorized return from the 2009 test year final D&O effective March 1, 2011.

8	The 12/31/13 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $1,731, $473 and $435, respectively.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009
(in thousands)

Revenues	$2,980,172	$3,109,439	$2,978,690	$2,382,366	$2,035,009
Expenses
Fuel oil	1,185,552	1,297,419	1,265,126	900,408	671,970
Purchased power	710,681	724,240	689,652	548,800	499,804
Other operation and maintenance	403,270	397,429	380,084	382,945	357,332
Depreciation	154,025	144,498	142,975	149,708	144,533
Taxes, other than income taxes	281,131	292,841	276,504	222,117	191,699
Impairment of utility assets	—	40,000	9,215	—	—
Total expenses	2,734,659	2,896,427	2,763,556	2,203,978	1,865,338
Operating income	245,513	213,012	215,134	178,388	169,671
Allowance for equity funds used during construction	5,561	7,007	5,964	6,016	12,222
Interest expense and other charges, net	(59,279)	(62,055)	(60,031)	(61,510)	(57,944)
Allowance for borrowed funds used during construction	2,246	4,355	2,498	2,558	5,268
Income before income taxes	194,041	162,319	163,565	125,452	129,217
Income taxes	69,117	61,048	61,584	46,868	47,776
Net income	124,924	101,271	101,981	78,584	81,441
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to Hawaiian Electric	124,009	100,356	101,066	77,669	80,526
Preferred stock dividends of Hawaiian Electric	1,080	1,080	1,080	1,080	1,080
Net income for common stock	122,929	99,276	99,986	76,589	79,446
Retained earnings, January 1	907,273	881,041	851,613	823,793	799,347
Common stock dividends	(81,578)	(73,044)	(70,558)	(48,769)	(55,000)
Retained earnings, December 31	$948,624	$907,273	$881,041	$851,613	$823,793
Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2013	2012	2011	2010	2009
(in thousands)
ASSETS
Utility plant, at cost
Land	$51,883	$51,568	$51,514	$51,364	$52,530
Plant and equipment	5,701,875	5,364,400	5,052,027	4,896,974	4,696,257
Less accumulated depreciation	(2,111,229)	(2,040,789)	(1,966,894)	(1,941,059)	(1,848,416)
Construction in progress	143,233	151,378	138,838	101,562	132,980
Net utility plant	3,785,762	3,526,557	3,275,485	3,108,841	3,033,351
Current assets
Cash and equivalents	62,825	17,159	48,806	122,936	73,578
Customer accounts receivable, net	175,448	210,779	183,328	138,171	133,286
Accrued unbilled revenues, net	144,124	134,298	137,826	104,384	84,276
Other accounts receivable, net	14,062	28,176	8,623	9,376	8,449
Fuel oil stock, at average cost	134,087	161,419	171,548	152,705	78,661
Materials and supplies, at average cost	59,044	51,085	43,188	36,717	35,908
Prepayments and other [1]	52,857	32,865	36,667	57,281	18,266
Regulatory assets	69,738	51,267	20,283	7,349	6,849
Total current assets	712,185	687,048	650,269	628,919	439,273
Other long-term assets
Regulatory assets	506,186	813,329	649,106	470,981	420,013
Unamortized debt expense	9,003	10,554	12,786	14,030	14,288
Other	73,993	71,305	86,361	64,974	73,532
Total other long-term assets	589,182	895,188	748,253	549,985	507,833
Total assets	$5,087,129	$5,108,793	$4,674,007	$4,287,745	$3,980,457
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity [1]	$1,593,564	$1,472,136	$1,402,841	$1,334,155	$1,303,165
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net	1,206,545	1,147,872	1,000,570	1,057,942	1,057,815
Total capitalization	2,834,402	2,654,301	2,437,704	2,426,390	2,395,273
Current liabilities
Current portion of long-term debt	11,400	—	57,500	—	—
Accounts payable	189,559	186,824	188,580	178,959	132,711
Interest and preferred dividends payable	21,652	21,092	19,483	20,603	21,223
Taxes accrued [1]	249,445	251,066	230,076	181,268	161,400
Regulatory liabilities[1]	1,916	1,212	—	—	—
Other	63,881	60,801	69,353	56,354	48,192
Total current liabilities	537,853	520,995	564,992	437,184	363,526
Deferred credits and other liabilities
Deferred income taxes	507,161	417,611	337,863	269,286	180,603
Regulatory liabilities	347,383	322,940	315,466	296,797	288,214
Unamortized tax credits	73,539	66,584	60,614	58,810	56,870
Defined benefit pension and other postretirement benefit plans liability	262,162	620,205	494,753	355,844	296,623
Other	91,735	100,637	106,412	108,070	77,804
Total deferred credits and other liabilities	1,281,980	1,527,977	1,315,108	1,088,807	900,114
Contributions in aid of construction	432,894	405,520	356,203	335,364	321,544
Total capitalization and liabilities	$5,087,129	$5,108,793	$4,674,007	$4,287,745	$3,980,457

[1]	Certain reclassifications have been made to prior years' financial statements to conform to the 2012 presentation, which did not affect previously reported results of operations.
Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009
(in thousands)
Cash flows from operating activities
Net income	$124,924	$101,271	$101,981	$78,584	$81,441
Adjustments to reconcile net income to
net cash provided by operating activities
Depreciation of property, plant and equipment	154,025	144,498	142,975	149,708	144,533
Other amortization	5,077	6,998	17,378	7,725	10,045
Impairment of utility assets	—	40,000	9,215	—	—
Increase in deferred income taxes	64,507	86,878	69,091	95,685	14,762
Changes in tax credits, net	7,017	6,075	2,087	2,841	(1,332)
Allowance for equity funds used
during construction	(5,561)	(7,007)	(5,964)	(6,016)	(12,222)
Change in cash overdraft	1,038	—	(2,688)	(141)	—
Changes in assets and liabilities
Decrease (increase) in accounts receivable	49,445	(47,004)	(44,404)	(5,812)	32,605
Decrease (increase) in accrued unbilled revenues	(9,826)	3,528	(33,442)	(20,108)	22,268
Decrease (increase) in fuel oil stock	27,332	10,129	(18,843)	(74,044)	(946)
Increase in materials and supplies	(7,959)	(7,897)	(6,471)	(809)	(1,376)
Increase in regulatory assets	(65,461)	(72,401)	(40,132)	(2,936)	(17,597)
Increase (decrease) in accounts payable [1]	(20,828)	(38,913)	(35,815)	25,392	(6,165)
Changes in prepaid and accrued income taxes
and revenue taxes	(2,028)	25,239	69,736	(10,170)	(61,951)
Change in other assets and liabilities	(29,259)	(74,163)	(63,310)	7,890	(2,571)
Net cash provided by operating activities	292,443	177,231	161,394	247,789	201,494
Cash flows from investing activities
Capital expenditures [1]	(342,485)	(310,091)	(226,022)	(174,344)	(286,445)
Contributions in aid of construction	32,160	45,982	23,534	22,555	14,170
Other	(230)	—	77	1,327	340
Net cash used in investing activities	(310,555)	(264,109)	(202,411)	(150,462)	(271,935)
Cash flows from financing activities
Net decrease in short-term borrowings from nonaffiliates and affiliate with original maturities of three months or less	—	—	—	—	(10,464)
Proceeds from issuance of long-term debt	236,000	457,000	—	—	153,186
Repayment of long-term debt	(166,000)	(368,500)	—	—	—
Proceeds from issuance of common stock	78,500	44,000	40,000	4,250	61,914
Preferred stock dividends of Hawaiian Electric and subsidiaries	(1,995)	(1,995)	(1,995)	(1,995)	(1,995)
Common stock dividends	(81,578)	(73,044)	(70,558)	(48,769)	(55,000)
Other	(1,149)	(2,230)	(560)	(1,455)	(10,523)
Net cash provided by (used in) financing activities	63,778	55,231	(33,113)	(47,969)	137,118
Net increase (decrease) in cash and cash equivalents	45,666	(31,647)	(74,130)	49,358	66,677
Cash and cash equivalents, January 1	17,159	48,806	122,936	73,578	6,901
Cash and cash equivalents, December 31	$62,825	$17,159	$48,806	$122,936	$73,578

[1]	The amounts for "Increase (decrease) in accounts payable" and "Capital expenditures" for years 2010 and 2009 were revised to conform to the 2011 presentation.
Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31					2013	2012	2011	2010	2009
(dollars in thousands, except par values)
				Shares
		Par		outstanding
		value		12/31/2013
C	4.25%	$20	Hawaiian Electric	150,000	$3,000	$3,000	$3,000	$3,000	$3,000
D	5.00	20	Hawaiian Electric	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00	20	Hawaiian Electric	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00	20	Hawaiian Electric	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65	20	Hawaiian Electric	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625	100	Hawaii Electric Light	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625	100	Maui Electric	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$34,293	$34,293	$34,293	$34,293	$34,293
Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

LONG-TERM DEBT
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2013	2012	2011	2010	2009
(in thousands)

OBLIGATIONS TO THE STATE OF HAWAII FOR THE
REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
Hawaiian Electric
Series 1993, 5.45%, due 2023	$—	$—	$50,000	$50,000	$50,000
Series 1997A, 5.65%, due 2027	—	50,000	50,000	50,000	50,000
Refunding series 1998A, 4.95%, due 2012	—	—	42,580	42,580	42,580
Refunding series 1999B, 5.75%, due 2018	—	—	30,000	30,000	30,000
Series 1999C, 6.20%, due 2029	—	—	35,000	35,000	35,000
Refunding series 1999D, 6.15%, due 2020	—	—	16,000	16,000	16,000
Refunding series 2000, 5.70%, due 2020	—	—	46,000	46,000	46,000
Series 2002A, 5.10%, due 2032	—	—	40,000	40,000	40,000
Refunding series 2003B, 5.00%, due 2022	—	40,000	40,000	40,000	40,000
Refunding series 2005A, 4.80%, due 2025	40,000	40,000	40,000	40,000	40,000
Series 2007A, 4.65%, due 2037	100,000	100,000	100,000	100,000	100,000
Refunding series 2007B, 4.60%, due 2026	62,000	62,000	62,000	62,000	62,000
Series 2009, 6.50%, due 2039	90,000	90,000	90,000	90,000	90,000
	292,000	382,000	641,580	641,580	641,580

Hawaii Electric Light
Series 1993, 5.45%, due 2023	—	—	20,000	20,000	20,000
Series 1997A, 5.65%, due 2027	—	30,000	30,000	30,000	30,000
Refunding series 1998A, 4.95%, due 2012	—	—	7,200	7,200	7,200
Refunding series 1999A, 5.50%, due 2014	11,400	11,400	11,400	11,400	11,400
Refunding series 1999B, 5.75%, due 2018	—	—	11,000	11,000	11,000
Refunding series 1999D, 6.15%, due 2020	—	—	3,000	3,000	3,000
Refunding series 2003A, 4.75%, due 2020	—	14,000	14,000	14,000	14,000
Refunding series 2003B, 5.00%, due 2022	—	12,000	12,000	12,000	12,000
Refunding series 2005A, 4.8%, due 2025	5,000	5,000	5,000	5,000	5,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	8,000	8,000	8,000	8,000	8,000
Series 2009, 6.50%, due 2039	60,000	60,000	60,000	60,000	60,000
	$104,400	$160,400	$201,600	$201,600	$201,600

(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2013	2012	2011	2010	2009
(in thousands)
OBLIGATIONS TO THE STATE OF HAWAII FOR THE
REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
Maui Electric
Series 1993, 5.45%, due 2023	$—	$—	$30,000	$30,000	$30,000
Series 1997A, 5.65%, due 2027	—	20,000	20,000	20,000	20,000
Refunding series 1998A, 4.95%, due 2012	—	—	7,720	7,720	7,720
Refunding series 1999B, 5.75%, due 2018	—	—	9,000	9,000	9,000
Refunding series 1999D, 6.15%, due 2020	—	—	1,000	1,000	1,000
Refunding series 2000, 5.70%, due 2020	—	—	20,000	20,000	20,000
Refunding series 2005A, 4.8%, due 2025	2,000	2,000	2,000	2,000	2,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	55,000	55,000	55,000	55,000	55,000
	77,000	97,000	164,720	164,720	164,720
	473,400	639,400	1,007,900	1,007,900	1,007,900
Less funds on deposit with trustees	—	—	—	—	—
	473,400	639,400	1,007,900	1,007,900	1,007,900
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Hawaii Electric Light, 3.83%, Series 2013A, due 2020	14,000	—	—	—	—
Hawaiian Electric, 4.45%, Series 2013A, due 2022	40,000	—	—	—	—
Hawaii Electric Light, 4.45%, Series 2013B, due 2022	12,000	—	—	—	—
Hawaiian Electric, 4.84%, Series 2013B, due 2027	50,000	—	—	—	—
Hawaii Electric Light, 4.84%, Series 2013C, due 2027	30,000	—	—	—	—
Maui Electric, 4.84%, Series 2013A, due 2027	20,000	—	—	—	—
Hawaiian Electric, 5.65%m Series 2013C, due 2043	50,000	—	—	—	—
Maui Electric, 5.65%m Series 2013B, due 2043	20,000	—	—	—	—
Hawaiian Electric, 3.79%, Series 2012A, due 2018	30,000	30,000	—	—	—
Hawaii Electric Light, 3.79%, Series 2012A, due 2018	11,000	11,000	—	—	—
Maui Electric, 3.79%, Series 2012A, due 2018	9,000	9,000	—	—	—
Hawaiian Electric, 4.03%, Series 2012B, due 2020	62,000	62,000	—	—	—
Maui Electric, 4.03%, Series 2012B, due 2020	20,000	20,000	—	—	—
Hawaiian Electric, 4.55%, Series 2012C, due 2023	50,000	50,000	—	—	—
Hawaii Electric Light, 4.55%, Series 2012B, due 2023	20,000	20,000	—	—	—
Maui Electric, 4.55%, Series 2012C, due 2023	30,000	30,000	—	—	—
Hawaiian Electric, 4.72%, Series 2012D, due 2029	35,000	35,000	—	—	—
Hawaiian Electric, 5.39%, Series 2012E, due 2042	150,000	150,000	—	—	—
Hawaiian Electric, 4.53%, Series 2012F, due 2032	40,000	40,000	—	—	—
	693,000	457,000	—	—	—
6.50%, series 2004, Junior subordinated deferrable interest debentures, due 2034	51,546	51,546	51,546	51,546	51,546
Long-term debt, including amounts due within one year	1,217,946	1,147,946	1,059,446	1,059,446	1,059,446
Less unamortized discount	(1)	(74)	(1,376)	(1,504)	(1,631)
Less current portion of long-term debt	(11,400)	—	(57,500)	—	—
Long-term debt, net	$1,206,545	$1,147,872	$1,000,570	$1,057,942	$1,057,815
Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CUSTOMER, SALES AND REVENUE INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009
SERVICE AREA
Service area (square miles)	5,815	5,815	5,766	5,766	5,766
Service area population (estimated, in thousands)	n/a	1,324	1,310	1,297	1,280
CUSTOMER ACCOUNTS [1]
Residential	394,910	392,025	390,133	388,307	385,886
Commercial	54,616	54,005	53,904	54,374	54,527
Large light and power	556	577	567	548	558
Other	1,660	1,636	1,625	1,627	1,613
	451,742	448,243	446,229	444,856	442,584
CUSTOMER ACCOUNTS BY COMPANY [1]
Hawaiian Electric	299,528	297,529	296,800	296,422	295,282
Hawaii Electric Light	82,637	81,792	81,199	80,695	79,813
Maui Electric	69,577	68,922	68,230	67,739	67,489
Consolidated	451,742	448,243	446,229	444,856	442,584
KILOWATTHOUR SALES (millions)
Residential	2,451	2,582	2,770	2,830	2,893
Commercial	3,106	3,074	3,204	3,185	3,222
Large light and power	3,463	3,500	3,503	3,513	3,525
Other	50	50	50	51	50
	9,070	9,206	9,527	9,579	9,690
KILOWATTHOUR SALES MIX (%)
Residential	27.0	28.1	29.1	29.5	29.9
Commercial	34.3	33.4	33.6	33.3	33.2
Large light and power	38.2	38.0	36.8	36.7	36.4
Other	0.5	0.5	0.5	0.5	0.5
	100.0	100.0	100.0	100.0	100.0
KILOWATTHOUR SALES BY COMPANY (millions)
Hawaiian Electric	6,859	6,976	7,242	7,277	7,378
Hawaii Electric Light	1,076	1,085	1,104	1,110	1,120
Maui Electric	1,135	1,145	1,181	1,192	1,192
Consolidated	9,070	9,206	9,527	9,579	9,690
KILOWATTHOUR SALES GROWTH BY COMPANY (%)
Hawaiian Electric	(1.7)	(3.7)	(0.5)	(1.4)	(2.4)
Hawaii Electric Light	(0.8)	(1.7)	(0.5)	(0.9)	(1.8)
Maui Electric	(0.9)	(3.1)	(0.9)	(0.1)	(3.8)
Consolidated	(1.5)	(3.4)	(0.5)	(1.1)	(2.5)
RENEWABLE GENERATION RPS (%) [2]
Hawaiian Electric	11	8	7	5	5
Hawaii Electric Light	48	47	41	35	34
Maui Electric	29	21	17	15	14
Consolidated	18	14	12	10	10

[1]	At December 31

[2]
Renewable generation as a % of total sales, excluding electrical energy savings from Energy Efficiency and Solar Water Heating technologies that will not count toward RPS Standards beginning January 1, 2015

n/a	Not available
(Continued on next page)

CUSTOMER, SALES AND REVENUE INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009
REVENUES (thousands)
Electric sales revenue
Residential	$892,438	$952,159	$946,653	$781,467	$690,656
Commercial	1,044,166	1,060,983	1,024,725	814,109	694,087
Large light and power	1,015,079	1,062,226	976,949	752,056	623,159
Other	17,008	17,392	16,172	13,004	10,721
Total electric sales revenues	2,968,691	3,092,760	2,964,499	2,360,636	2,018,623
Other revenues	11,481	16,679	14,191	21,730	16,386
Total revenues	$2,980,172	$3,109,439	$2,978,690	2,382,366	$2,035,009
Less:
Fuel oil	1,185,552	1,297,419	1,265,126	900,408	671,970
Purchased power	710,681	724,240	689,652	548,800	499,804
Taxes, other than income taxes	281,131	292,841	276,504	222,117	191,699
Net revenues	$802,808	$794,939	$747,408	$711,041	$671,536
REVENUES BY COMPANY (thousands)
Hawaiian Electric	$2,124,174	$2,228,233	$2,114,066	$1,660,741	$1,392,127
Hawaii Electric Light	431,517	441,013	444,891	375,078	345,103
Maui Electric	424,603	440,270	419,760	346,625	298,199
Eliminations	(122)	(77)	(27)	(78)	(420)
Consolidated	$2,980,172	$3,109,439	$2,978,690	$2,382,366	$2,035,009
AVERAGE REVENUE PER KWH SOLD (cents)
Residential	36.41	36.88	34.18	27.61	23.87
Commercial	33.62	34.51	31.99	25.56	21.54
Large light and power	29.31	30.35	27.89	21.41	17.68
Other	34.02	34.93	32.37	25.63	21.36
	32.73	33.60	31.12	24.65	20.83
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
Hawaiian Electric	30.86	31.78	29.05	22.61	18.70
Hawaii Electric Light	39.98	40.48	40.16	33.50	30.63
Maui Electric	37.20	38.16	35.35	28.83	24.86
Consolidated	32.73	33.60	31.12	24.65	20.83
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
Hawaiian Electric	6,283	6,729	7,319	7,540	7,759
Hawaii Electric Light	5,697	5,958	6,271	6,405	6,613
Maui Electric	6,554	6,745	7,195	7,368	7,503
Consolidated	6,220	6,596	7,117	7,317	7,523
Average monthly electric sales revenue per residential customer	$189	$203	$203	$168	$150

POWER SUPPLY INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009
ENERGY NET GENERATED AND PURCHASED (millions of KWH)
Net generated
Fuel oil
Steam-conventional	4,243	4,508	4,798	4,884	4,972
Combustion turbine [1]	13	26	24	29	98
Diesel	179	204	238	242	295
Combined-cycle	864	807	883	878	723
	5,299	5,545	5,943	6,033	6,088
Biofuels	34	28	59	3	—
Hydro and wind	19	29	20	17	29
Total net generated	5,352	5,602	6,022	6,053	6,117
Purchased
Non-renewable	2,951	3,052	3,038	3,222	3,298
Renewable	1,244	1,041	972	841	822
Total purchased	4,195	4,093	4,010	4,063	4,120
	9,547	9,695	10,032	10,116	10,237
GENERATION MIX (%)
Fuel oil
Steam-conventional	44.4	46.5	47.8	48.3	48.6
Combustion turbine [1]	0.1	0.3	0.2	0.3	0.9
Diesel	1.9	2.1	2.4	2.4	2.9
Combined-cycle	9.1	8.3	8.8	8.7	7.1
	55.5	57.2	59.2	59.7	59.5
Biofuels	0.4	0.3	0.6	—	—
Hydro and wind	0.2	0.3	0.2	0.1	0.3
Total generation	56.1	57.8	60.0	59.8	59.8
Purchased
Non-renewable	30.9	31.5	30.3	31.9	32.2
Renewable [2]	13.0	10.7	9.7	8.3	8.0
Total purchased	43.9	42.2	40.0	40.2	40.2
	100.0	100.0	100.0	100.0	100.0

[1]	2009 includes Campbell Industrial Park (CIP) Combustion Turbine No. 1 (CT-1) biodiesel

[2]	Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) customers

(Continued on next page)

POWER SUPPLY INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009
SYSTEM CAPABILITY (MW) [1,2]
Company-owned generation
Steam-conventional	1,207	1,207	1,207	1,205	1,205
Combustion turbine [3]	150	150	150	150	263
Diesel	147	147	147	147	177
Biodiesel (CIP CT-1)	113	113	113	113	—
Combined-cycle	170	170	170	170	170
	1,787	1,787	1,787	1,785	1,815
Firm purchase power contracts
Non-renewable	448	448	448	448	448
Renewable [4]	119	97	92	92	84
	567	545	540	540	532
	2,354	2,332	2,327	2,325	2,347
SYSTEM CAPABILITY BY COMPANY (MW) [1,2]
Hawaiian Electric	1,778	1,756	1,756	1,756	1,785
Hawaii Electric Light	292	292	287	285	278
Maui Electric	284	284	284	284	284
	2,354	2,332	2,327	2,325	2,347
SYSTEM PEAK LOAD BY COMPANY (MW) [5]
Hawaiian Electric	1,144	1,141	1,141	1,162	1,213
Hawaii Electric Light	190	189	189	190	195
Maui Electric	201	205	200	210	210
	1,535	1,535	1,530	1,562	1,618
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	9,043	9,395	10,032	10,276	10,514
Average fuel oil cost per barrel	$131.10	$138.09	$123.63	$87.62	$63.91
Average fuel oil cost per million BTU (cents)	2,103.2	2,210.4	1,986.7	1,404.8	1,026.4
Fuel oil cost per net KWH generated (cents)	22.230	23.281	21.078	14.915	11.036
BTU per net KWH generated by company
Hawaiian Electric	10,536	10,448	10,583	10,545	10,590
Hawaii Electric Light	11,658	12,025	11,766	11,939	13,085
Maui Electric	10,088	10,193	10,135	10,254	10,323
Consolidated	10,570	10,533	10,609	10,617	10,753
OTHER DATA
Losses and system uses (%)	4.8	4.8	4.8	5.1	5.1
Reserve margin (%) [5]	57.2	56.0	56.1	52.6	50.0
Annual load factor (%) [5]	71.0	72.1	74.8	73.9	72.2
Cost per KWH purchased (cents)	16.940	17.694	17.199	13.508	12.132

[1]	At December 31

[2]	Excludes hydro run-of-river units

[3]	2009 includes CIP CT-1 biodiesel

[4]	Includes Honolulu Program of Waste Energy Recovery (H-POWER), refuse-fired; Hawaiian Commercial & Sugar (HC&S), primarily bagasse-fired; and Puna Geothermal Venture (PGV), geothermal
Excludes intermittent (non-firm) renewable purchased power contracts representing ~235MW in 2013

[5]	Net; noncoincident and nonintegrated

SELECTED INFORMATION
American Savings Bank, F.S.B. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009

REGULATORY CAPITAL (%)
Tangible capital
ASB	9.12	9.15	9.04	9.21	8.99
Requirement	1.50	1.50	1.50	1.50	1.50
Core (leverage) capital
ASB	9.12	9.15	9.04	9.21	8.99
Requirement	4.00	4.00	4.00	4.00	4.00
Risk-based capital
ASB	12.13	12.77	12.92	13.85	14.06
Requirement	8.00	8.00	8.00	8.00	8.00
KEY STATISTICS (%)
Return on assets [1]
ASB	1.13	1.18	1.23	1.20	0.43
Peers [2]	0.98	0.94	0.91	0.52	0.16
High performing peers [2]	1.24	1.15	1.16	1.09	0.85
Net interest margin
ASB	3.74	3.93	4.12	4.23	4.19
Peers [2]	3.65	3.72	3.83	3.62	3.43
High performing peers [2]	4.01	4.02	4.08	4.21	3.89
Revenue growth
ASB	(2.43)	1.72	(4.73)	13.48	(8.67)
Peers [2]	2.91	3.90	1.71	4.60	12.19
High performing peers [2]	0.46	2.39	4.46	4.32	14.43
Net charge-offs to loans outstanding
ASB	0.09	0.24	0.49	0.61	0.66
Peers [2]	0.25	0.53	0.75	1.34	1.18
High performing peers [2]	0.14	0.30	0.42	0.76	0.70
OTHER DATA
Dividend paid to HEI (via ASHI) ($ in millions) [3]	40	45	63	62	50
Loan Growth (%)	9.71	2.61	4.19	(4.34)	(12.37)
Branch locations [4]	57	57	57	57	60

[1]	2009 net income included $19 million after tax charge related to the sale of private-issue mortgage-related securities.

[2]	Based upon publicly traded banks and thrifts with $3.5 billion to $8.0 billion in total assets.
High performing peers are a subset of the bank peer group generally based upon performance metrics, such as return on average assets, above the average of the entire peer group.

[3]	2011 includes noncash dividends of $5 million

[4]	At December 31

CONSOLIDATED STATEMENTS OF INCOME INFORMATION
American Savings Bank, F.S.B. and Subsidiaries
Unaudited

Years ended December 31	2013	2012	2011	2010	2009
(in thousands)
Interest and dividend income
Interest and fees on loans	$172,969	$176,057	$184,485	$195,192	$217,838
Interest and dividends on investment and mortgage-related securities	13,095	13,822	14,568	14,946	26,977
Total interest and dividend income	186,064	189,879	199,053	210,138	244,815
Interest expense
Interest on deposit liabilities	5,092	6,423	8,983	14,696	34,046
Interest on other borrowings	4,985	4,869	5,486	5,653	9,497
Total interest expense	10,077	11,292	14,469	20,349	43,543
Net interest income	175,987	178,587	184,584	189,789	201,272
Provision for loan losses	1,507	12,883	15,009	20,894	32,000
Net interest income after provision for loan losses	174,480	165,704	169,575	168,895	169,272
Noninterest income
Fees from other financial services	27,099	31,361	28,881	27,280	25,267
Fee income on deposit liabilities	18,363	17,775	18,026	26,369	30,713
Fee income on other financial products	8,405	6,577	6,704	6,487	5,833
Net gains (losses) on sale of securities	1,226	134	371	—	(32,034)
Net losses on available-for-sale securities	—	—	—	—	(15,444)
Mortgage banking income	8,309	14,628	5,028	6,236	5,412
Other income, net	8,681	5,185	6,344	6,183	10,157
Total noninterest income	72,083	75,660	65,354	72,555	29,904
Noninterest expense
Compensation and employee benefits	82,910	75,979	71,137	71,476	73,990
Occupancy and equipment	24,042	24,284	24,057	23,168	30,906
Data processing	10,952	10,098	8,155	13,213	14,382
Services	9,015	9,866	7,396	6,594	11,189
Loss on early extinguishment of debt	—	—	—	—	760
Other expense	32,585	32,116	32,648	34,487	36,244
Total noninterest expense	159,504	152,343	143,393	148,938	167,471
Income before income taxes	87,059	89,021	91,536	92,512	31,705
Income taxes	29,525	30,384	31,693	34,056	9,938
Net income for common stock	$57,534	$58,637	$59,843	$58,456	$21,767	[1]

[1]	Includes $19 million after tax charge related to the sale of private-issue mortgage-related securities.

Note: See Note 4 of HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED BALANCE SHEETS INFORMATION
American Savings Bank, F.S.B. and Subsidiaries
Unaudited

December 31	2013	2012	2011	2010	2009
(in thousands)
ASSETS
Cash and equivalents	$156,603	$184,430	$219,678	$206,118	$427,375
Available-for-sale investment and mortgage-related securities	529,007	671,358	624,331	678,152	432,881
Investment in stock of Federal Home Loan Bank of Seattle	92,546	96,022	97,764	97,764	97,764
Loans receivable, net	4,115,415	3,763,238	3,652,419	3,497,729	3,670,493
Real estate acquired in settlement of loans, net	1,205	6,050	7,260	4,292	3,959
Other and other intangibles, net	266,858	238,385	226,332	230,514	226,323
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$5,243,824	$5,041,673	$4,909,974	$4,796,759	$4,940,985

LIABILITIES AND SHAREHOLDER'S EQUITY
Deposit liabilities	$4,372,477	$4,229,916	$4,070,032	$3,975,372	$4,058,760
Other borrowings	244,514	195,926	233,229	237,319	297,628
Other	105,679	117,752	118,078	90,683	92,129
Total liabilities	4,722,670	4,543,594	4,421,339	4,303,374	4,448,517

Common stock	336,054	333,712	331,880	330,562	329,439
Retained earnings	197,297	179,763	166,126	169,111	172,655
Accumulated other comprehensive loss, net of tax benefits	(12,197)	(15,396)	(9,371)	(6,288)	(9,626)
Total shareholder's equity	521,154	498,079	488,635	493,385	492,468
Total liabilities and shareholder's equity	$5,243,824	$5,041,673	$4,909,974	$4,796,759	$4,940,985
Note: See Note 4 of HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

STATE OF HAWAII INFORMATION
Unaudited

Years ended December 31, except as noted	2013		2012	2011	2010	2009

POPULATION BY COUNTY (thousands) [1]
Honolulu	n/a		976	966	953	943
Hawaii	n/a		189	187	185	184
Maui	n/a		158	157	155	153
Kauai	n/a		68	68	67	67
	1,404	e	1,390	1,378	1,360	1,347

VISITOR DATA
Visitor arrivals by air (thousands)	8,064		7,867	7,174	6,917	6,420
Visitor days by air (thousands)	74,504		73,664	67,826	64,951	60,255
Visitor expenditures by air (billions)	$14.5		$14.2	$12.0	$10.9	$9.8

Year-over-year change (%)
Visitor arrivals by air	2.5		9.2	3.7	7.7	(4.4)
Visitor days	1.1		8.9	4.4	7.8	(4.6)
Visitor expenditures by air	2.1		18.6	11.0	10.9	(12.4)

CONSTRUCTION INDUSTRY DATA (millions)
Value of private building permits authorized [2]	$2,721		$2,644	$1,859	$1,980	$1,999
Government contracts awarded	n/a		$773	$431	$1,058	$779
Estimated value of completed construction	n/a		$7,006	$5,837	$5,590	$6,642

FEDERAL GOVERNMENT DATA (millions)
Department of Defense expenditures	n/a		n/a	n/a	$9,995	$8,319
Other federal agencies expenditures	n/a		n/a	n/a	$10,860	$10,666
Total federal government expenditures	n/a		n/a	n/a	$20,855	$18,985

OTHER DATA
Real gross state product (billions of 2005 $s)	$63.4		$61.9	$60.9	$59.7	$57.9
Honolulu Consumer Price Index (% change)	1.8		2.4	3.7	2.1	0.5
Total non-agriculture wage and salary jobs (thousands) [3]	613.3		605.3	594.0	586.9	591.5
Unemployment rate (average annual %)	4.7		5.8	6.5	6.9	6.9
Note: Columns may not foot due to rounding
Sources: State of Hawaii Data Book 2011 (prior years), Hawaii State Department of Business, Economic Development & Tourism, Hawaii Tourism Authority, United States Department of Labor, Bureau of Labor Statistics, and U.S. Census Bureau

[1]	Resident population estimates, including military personnel, excluding visitors, as of July 1 except for 2010 data which is based on the April 1 decennial census figure

[2]	Excludes public construction

[3]	Not seasonally adjusted and excludes estimations for Agriculture jobs (per Hawaii Department of Labor and Industrial Relations)

e	Estimate

n/a	Not available

Appendix
EXPLANATION OF HEI’S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES
HEI, Hawaiian Electric Company and American Savings Bank (ASB) management use certain non-GAAP measures to evaluate the performance of the utility and bank. Management believes these non-GAAP measures provide useful information and are a better indicator of the utility’s and bank’s core operating activities. Core earnings as presented here may not be comparable to similarly titled measures used by other companies. The accompanying table provides a reconciliation of reported GAAP1 earnings to non-GAAP core earnings for the utility, bank and HEI consolidated and the corresponding adjusted return on average common equity (ROACE).
The reconciling adjustments from GAAP earnings to core earnings for the utility are limited to the partial write-off of utility assets in 2012 and 2011 based upon settlement agreements between Hawaiian Electric Company and the Hawaii Consumer Advocate which were subsequently approved by the Hawaii Public Utilities Commission.
The reconciling adjustment from GAAP earnings to core earnings for the bank is limited to the 2009 loss on the liquidation of the private-issue mortgage-related securities portfolio.
Management does not consider these items to be representative of the company’s fundamental core earnings.

RECONCILIATION OF GAAP TO NON-GAAP MEASURES
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

Years ended December 31	2013	2012	2011	2010	2009
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$161.5	$138.7	$138.2	$113.5	$83.0
Excluding special items (after-tax):
Partial writedown of certain utility assets based on settlement agreements	—	24.4	5.7	—	—
Charges related to ASB's private-issue mortgage-related securities	—	—	—	—	19.3
Non-GAAP (core)	$161.5	$163.1	$143.9	$113.5	$102.3
HEI CONSOLIDATED DILUTED EARNINGS PER SHARE
GAAP (as reported)	$1.62	$1.42	$1.44	$1.21	$0.91
Non-GAAP (core)	$1.62	$1.68	$1.50	$1.21	$1.12
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	9.7%	8.9%	9.2%	7.8%	5.9%
Based on non-GAAP (core)[2]	9.7%	10.4%	9.6%	7.8%	7.2%
Hawaiian Electric Company, Inc. and Subsidiaries				`
UTILITY NET INCOME
GAAP (as reported)	$122.9	$99.3	$100.0	$76.6	$79.4
Excluding special items (after-tax):
Partial writedown of certain utility assets based on settlement agreements	—	24.4	5.7	—	—
Non-GAAP (core)	$122.9	$123.7	$105.7	$76.6	$79.4
UTILITY RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	8.0%	6.9%	7.3%	5.8%	6.4%
Based on non-GAAP (core)[2]	8.0%	8.6%	7.7%	5.8%	6.4%
American Savings Bank, F.S.B.
BANK NET INCOME
GAAP (as reported)	$57.5	$58.6	$59.8	$58.5	$21.8
Excluding special items (after-tax):
Loss on the liquidation of the private-issue mortgage-related securities	—	—	—	—	19.3
Non-GAAP (core)	$57.5	$58.6	$59.8	$58.5	$41.1
BANK RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	11.3%	11.9%	12.2%	11.9%	4.5%
Based on non-GAAP (core)[2]	11.3%	11.9%	12.2%	11.9%	8.5%
1 Accounting principles generally accepted in the United States of America
2 Calculated as core net income divided by average GAAP common equity